              --------------------------------------------------
                                 SMITH BARNEY
                                  NEW JERSEY
                             MUNICIPALS FUND INC.
              --------------------------------------------------

              CLASSIC SERIES  |  ANNUAL REPORT  |  MARCH 31, 2001



                              [LOGO] Smith Barney

                                  Mutual Funds

                Your Serious Money. Professionally Managed./SM/

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

                          A MESSAGE FROM THE CHAIRMAN

[PHOTO]


HEATH B.
MCLENDON
CHAIRMAN
-------------


The year 2001 has begun as a period of transition and consolidation for U.S. securities markets. The bond market in particular has witnessed a dramatic change over the past year, reflecting a shift in Federal Reserve Board ("Fed") policy from monetary tightening to easing of interest rates. The stock market's volatility continues to make headlines, and we have seen many investors move more of their assets into bonds --attracted by the steady stream of interest income.

As you may know, state-specific municipal bond funds seek to provide attractive current income free of federal and in some cases, state and local taxes. In managing our municipal funds, specifically the New Jersey Municipals Fund Inc. ("Fund"), we seek to pay as high a level of income exempt from federal income taxes/1/ and New Jersey personal income taxes as is consistent with prudent investment management. The Fund pays dividends monthly and offers a dividend reinvestment plan. We encourage you to participate in the dividend reinvestment program, a convenient, simple and efficient way to reinvest your dividends and capital gains if any in additional shares of the fund.

Municipal bond funds allow investors to potentially diversify their risk across a wide range of municipalities, may help return potential in a portfolio, and may act as a hedge against stock market volatility.
Experienced portfolio manager Joe Deane and his team seek to minimize the effects of market volatility by carefully adjusting both the exposure to interest rate movements and the credit quality of the securities in response to changing market conditions.

As the global economy becomes more balanced and the U.S. is plagued by market instability, it has become more important than ever to choose an investment manager you trust. When you invest a fund that is managed by a Citigroup Asset Management adviser, you gain access to the experience and resources of one of the world's largest and most well respected financial institutions.

Thank you for your continued confidence in our investment management.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

April 16, 2001

--------
1 Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").


    1 Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

[PHOTO]
JOSEPH P. DEANE

Vice President and
Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney New Jersey Municipals Fund Inc. ("Fund") for the year ended March 31, 2001. In this report we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Please note, the information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund, or that the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 11 through 17 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of March 31, 2001 and is subject to change.

Performance Update

For the year ended March 31, 2001, the Fund's Class A shares, without and with sales charges, returned 9.92% and 5.51%, respectively. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ returned 10.92% the same period. Past performance is not indicative of future results.

Market Overview and Outlook

During the period, the bond market has performed relatively well, and we have observed periods of rallies in anticipation of further easing of monetary policy by the Federal Reserve Board ("Fed"). The market has been steady from the perspective of the U.S. Treasury market, with the long bond yielding between 5.4% and 5.9%. Over the near term, we expect the Fed to continue to ease short-term rates. (Of course, no guarantees can be given that our expectations will be met.)

The Fed has moved more aggressively than usual in response to weaker demand. The 1.5% decline in interest rates, which has occurred in three, half-point moves starting January 3, 2001, marked the biggest period of Fed easing since a

--------
1 The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.


    2 Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

1.75% decrease in interest rates in late 1984 when Paul Volcker was Fed Chairman./2/ In our view, this prompt easing is likely to accelerate the healing process, even if economic activity deteriorates abruptly in the very near term.

Fed Chairman Alan Greenspan has warned that the U.S economic growth has slowed substantially and some downside risks may predominate in the coming months. But the Fed chief was also quick to point out that he sees signs that the economy will emerge quickly from the slowdown. Greenspan recently released new Fed projections that U.S. annual Gross Domestic Product ("GDP")/3/ would slow to about 2% to 2.5% this year, forecasting a substantial slowdown, on balance, for 2001. These statistics are well below the Fed's forecasts last July of as much as a 3.75% annual advance in GDP.

We think the economic slowdown has triggered inventory imbalances by businesses and has somewhat diminished consumer confidence. Following the Fed easing, the immediate reaction in the stock market was certainly favorable, but the reaction in the bond market was notably less euphoric. We think the reason may be that bond investors had been anticipating a Fed rate action sooner or later and bond prices had been rallying for several weeks. When the Fed actually reduced the federal funds rate ("fed funds rate")/4/ target, many investors were ready for profit taking.

We previously observed that the bond market experienced a slight surge in anticipation of future Fed easings during the period. And while no guarantees can be given, we believe that a bond market rally should begin to start by the end of the first quarter of 2001. We also expect lower interest rates to bring the economy in for a soft landing. Moreover, with the end of the presidential election, we think we have gained a much clearer insight into the political environment that confronts the bond market. In general, it is relatively benign compared to prior years.

New Jersey Economic Highlights/5/
New Jersey is one of the wealthiest states in the nation, with a broad and diverse economy. The Garden State no longer relies on manufacturing, but now depends heavily on services and trade. Historically, New Jersey has maintained a record of balanced financial operations. In our opinion, financial operations have been influenced by several major developments in recent years such as changes

--------
2 On April 18, 2001, after this letter was written, the Fed cut interest rates by an additional 50 basis points.
3 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
5 Sources: Fitch IBCA, Duff & Phelps.


    3 Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders
to the pension system, debt restructuring, accelerated payments and additional federal aid for uncompensated care.

New Jersey's debt, although rising, remains within a moderate range. The strength of the Garden State's economy and conservative budgeting have been responsible for sustained favorable operations, with revenues consistently over estimates, allowing the maintenance of a sound surplus level. In our view, although challenges remain, New Jersey's economy remains on track for positive growth for the rest of 2001. With stable unemployment levels, a strong credit rating and a well-diversified economy, we are positive about New Jersey's long-term prospects.

Investment Strategy
As previously noted, the Fund seeks to provide New Jersey investors with as high a level of income exempt/6/ from federal and New Jersey personal income taxes as is consistent with prudent investment management and the preservation of capital.

The Fund invests at least 80% of its net assets in municipal securities, and at least 65% of its net assets in primarily New Jersey municipal securities. The fund focuses primarily on intermediate-term and long-term municipal securities, which have remaining maturities, at the time of purchase, from three to more than thirty years. The Fund can invest up to 25% of its assets in below-investment-grade/7/ bonds or in unrated securities of equivalent quality (commonly known as "junk bonds").

We select securities primarily by attempting to identify undervalued sectors and individual securities, while also selecting securities that we believe will benefit from changes in market conditions. In selecting individual securities, we:

   . Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market;

   . Trade between general obligation and revenue bonds and among various revenue bond sectors;

   . Consider the yield available for securities with different maturities and a security's maturity in light of the outlook for the issuer and its sector and interest rates; and

--------
6 Please note that a portion of the income from the Fund may be subject to the
  Alternative Minimum Tax ("AMT").
7 Please note that below-investment-grade securities carry more risk than higher-rate securities.


    4 Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

   . Seek to identify individual securities with the most potential for added value.

Market Outlook
In the near term, we think the bond market will be influenced by two factors: further Fed actions and President Bush's proposed tax package, the latter of which should be making its way through Congress by April or May.

While debates on hard versus soft landings will continue, the consensus is that the U.S. economy has slowed considerably and will continue to do so until the Fed's monetary easing takes hold. The general rule for many investment professionals is approximately a 12-month lag from the time the Fed eases. Until we see substantial economic improvement, we think this leaves open the possibility of a Fed monetary policy bias towards easing and lower interest rates for the next several months.

In closing, thank you for investing in the Smith Barney New Jersey Municipals Fund Inc.

Sincerely,

/s/ Joseph P. Deane
Joseph P. Deane
Vice President and Investment Officer

April 16, 2001


    5 Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Historical Performance -- Class A Shares



              Net Asset Value
             -----------------
             Beginning   End    Income   Capital Gain    Return      Total
  Year Ended  of Year  of Year Dividends Distributions of Capital Returns/(1)/
  ----------------------------------------------------------------------------
  3/31/01       $11.96  $12.45     $0.66         $0.00      $0.00       9.92%
  ----------------------------------------------------------------------------
  3/31/00        13.26   11.96      0.64          0.10       0.00      (4.28)
  ----------------------------------------------------------------------------
  3/31/99        13.44   13.26      0.66          0.23       0.00       5.41
  ----------------------------------------------------------------------------
  3/31/98        12.92   13.44      0.71          0.06       0.00      10.20
  ----------------------------------------------------------------------------
  3/31/97        12.88   12.92      0.68          0.00       0.00       5.74
  ----------------------------------------------------------------------------
  3/31/96        12.62   12.88      0.70          0.00       0.00       7.77
  ----------------------------------------------------------------------------
  3/31/95        12.55   12.62      0.70          0.00       0.00       6.37
  ----------------------------------------------------------------------------
  3/31/94        13.16   12.55      0.70          0.15       0.00       1.66
  ----------------------------------------------------------------------------
  3/31/93        12.44   13.16      0.75          0.14       0.01      13.49
  ----------------------------------------------------------------------------
  3/31/92        12.17   12.44      0.77          0.13       0.04      10.22
  ----------------------------------------------------------------------------
  Total                            $6.97         $0.81      $0.05
  ----------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                      Net Asset Value
                     -----------------
                     Beginning   End    Income   Capital Gain    Return      Total
Year Ended            of Year  of Year Dividends Distributions of Capital Returns/(1)/
--------------------------------------------------------------------------------------
3/31/01                 $11.95  $12.45     $0.59         $0.00      $0.00       9.38%
--------------------------------------------------------------------------------------
3/31/00                  13.25   11.95      0.57          0.10       0.00      (4.82)
--------------------------------------------------------------------------------------
3/31/99                  13.44   13.25      0.59          0.23       0.00       4.80
--------------------------------------------------------------------------------------
3/31/98                  12.92   13.44      0.64          0.06       0.00       9.66
--------------------------------------------------------------------------------------
3/31/97                  12.88   12.92      0.62          0.00       0.00       5.23
--------------------------------------------------------------------------------------
3/31/96                  12.62   12.88      0.63          0.00       0.00       7.20
--------------------------------------------------------------------------------------
3/31/95                  12.55   12.62      0.62          0.00       0.00       5.76
--------------------------------------------------------------------------------------
3/31/94                  13.16   12.55      0.63          0.15       0.00       1.15
--------------------------------------------------------------------------------------
Inception* - 3/31/93     12.75   13.16      0.27          0.14       0.01      6.60+
--------------------------------------------------------------------------------------
Total                                      $5.16         $0.68      $0.01
--------------------------------------------------------------------------------------



    6 Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Historical Performance -- Class L Shares



                      Net Asset Value
                     -----------------
                     Beginning   End    Income   Capital Gain    Return      Total
Year Ended            of Year  of Year Dividends Distributions of Capital Returns/(1)/
--------------------------------------------------------------------------------------
3/31/01                 $11.95  $12.44     $0.58         $0.00      $0.00      9.24%
--------------------------------------------------------------------------------------
3/31/00                  13.25   11.95      0.56          0.10       0.00     (4.86)
--------------------------------------------------------------------------------------
3/31/99                  13.43   13.25      0.58          0.23       0.00      4.78
--------------------------------------------------------------------------------------
3/31/98                  12.92   13.43      0.63          0.06       0.00      9.50
--------------------------------------------------------------------------------------
3/31/97                  12.88   12.92      0.61          0.00       0.00      5.17
--------------------------------------------------------------------------------------
3/31/96                  12.62   12.88      0.63          0.00       0.00      7.17
--------------------------------------------------------------------------------------
Inception* - 3/31/95     11.86   12.62      0.18          0.00       0.00      8.01+
--------------------------------------------------------------------------------------
Total                                      $3.77         $0.39      $0.00
--------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

 Average Annual Total Returns

                           Without Sales Charges/(1)/
                           -------------------------
                           Class A   Class B  Class L
-----------------------------------------------------
Year Ended 3/31/01            9.92%     9.38%   9.24%
-----------------------------------------------------
Five Years Ended 3/31/01      5.26      4.72    4.63
-----------------------------------------------------
Ten Years Ended 3/31/01       6.54       N/A     N/A
-----------------------------------------------------
Inception* through 3/31/01    7.31      5.27    6.10
-----------------------------------------------------

                            With Sales Charges/(2)/
                           -------------------------
                           Class A   Class B  Class L
-----------------------------------------------------
Year Ended 3/31/01            5.51%     4.88%   7.17%
-----------------------------------------------------
Five Years Ended 3/31/01      4.40      4.55    4.42
-----------------------------------------------------
Ten Years Ended 3/31/01       6.10       N/A     N/A
-----------------------------------------------------
Inception* through 3/31/01    6.97      5.27    5.93
-----------------------------------------------------


    7 Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Cumulative Total Returns


                                     Without Sales Charges/(1)/
---------------------------------------------------------------
Class A (3/31/91* through 3/31/01)                      88.38%
---------------------------------------------------------------
Class B (Inception* through 3/31/01)                    53.92
---------------------------------------------------------------
Class L (Inception* through 3/31/01)                    45.17
---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B and L shares are April 22, 1988, November 6, 1992 and December 13, 1994, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.



   8    Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Historical Performance (unaudited)


              Growth of $10,000 Invested in Class A Shares of the
                 Smith Barney New Jersey Municipals Fund Inc.
                   vs. Lehman Brothers Municipal Bond Index+

           --------------------------------------------------------
                           March 1991 -- March 2001

                                    [CHART]





               SB New Jersey                Lehman Brothers

           Municipals Fund Inc.           Municipal Bond Index

           --------------------           --------------------



            3/91     $9,600                      10,000

            3/92     10,577                      10,999

            3/93     12,005                      12,376

            3/94     12,204                      12,663

            3/95     12,981                      13,605

            3/96     13,989                      14,746

            3/97     14,793                      15,548

            3/98     16,301                      17,214

            3/99     17,184                      18,281

            3/00     16,449                      18,266

            3/01     18,080                      20,261



+ Hypothetical illustration of $10,000 invested in Class A shares on March 31,
  1991, assuming the deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2001. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million dated since January 1984. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.



   9    Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Portfolio Highlights (unaudited)


                             Portfolio Breakdown*

                                    [CHART]

                          Solid Waste              2.7%

                          Life Care                4.7%

                          General Obligation       7.2%

                          Hospitals               17.8%

                          Utilities                6.6%

                          Other                   16.7%

                          Education                9.6%

                          Industrial Development  12.0%

                          Pollution Control        2.4%

                          Housing                  3.2%

                          Transportation          17.1%



                  Summary of Investments by Combined Ratings*
           --------------------------------------------------------
                                 Standard &   Percentage of
                  Moody's and/or   Poor's   Total Investments
                  -------        ---------- -----------------
                    Aaa             AAA           47.1 %
                    Aa               AA           11.6
                     A               A             6.4
                    Baa             BBB           16.2 +
                    Ba               BB            3.5 ++
                     B               B             1.8
                  VMIG 1            A-1            0.9
                    NR               NR           12.5
                                                 -----
                                                 100.0 %
                                                 =====

* As a percentage of total investments. All information is as of March 31, 2001. Please note that these holdings are subject to change.
+   0.2% was rated by Fitch IBCA, Duff & Phelps.
++  0.9% was rated by Fitch IBCA, Duff & Phelps.


  10    Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments                                         March 31, 2001



   FACE
  AMOUNT   RATING(a)                        SECURITY                            VALUE
-----------------------------------------------------------------------------------------
Education -- 9.6%
                     East Orange, Board of Education, COP, FSA-Insured:
$2,845,000 AAA         Zero coupon due 2/1/23                                $    903,287
 2,845,000 AAA         Zero coupon due 2/1/27                                     725,475
   750,000 AAA       Hamilton Township-Mercer County, Board of Education,
                      COP, Series B, FSA-Insured, 7.000% due 12/15/15             768,855
 1,000,000 AAA       Lumberton Township School District, COP, MBIA-Insured,
                      6.100% due 10/1/13                                        1,045,000
   525,000 Aa3*      New Jersey EDA Revenue, Princeton Montessori Society,
                      LOC Banque National de Paris, Series S,
                      6.500% due 6/1/12                                           542,718
                     New Jersey State Educational Facilities Financing
                      Authority Revenue:
   950,000 NR           Caldwell College, Series A, 7.250% due 7/1/25             989,187
 2,700,000 NR           Fairleigh Dickinson University, Series C,
                         6.625% due 7/1/23                                      2,737,125
   550,000 BBB          Monmouth University, Series D, 5.125% due 7/1/24          516,312
                        Rowan University, Series C, FGIC-Insured:
 2,610,000 AAA           5.000% due 7/1/21                                      2,587,163
 1,000,000 AAA           5.000% due 7/1/31                                        975,000
 1,250,000 AAA          Seton Hall University Project, Series F, AMBAC-
                         Insured, 5.000% due 7/1/21                             1,256,250
                        St. Peters College, Series B:
 1,000,000 BBB           5.375% due 7/1/18                                        980,000
 2,000,000 BBB           5.500% due 7/1/27                                      1,907,500
 2,125,000 AAA       New Jersey State Higher Education Assistance Authority,
                      Student Loan Revenue, New Jersey Class Loan
                      Program, Series A, MBIA-Insured,
                      5.800% due 6/1/16 (b)                                     2,199,375
                     Rutgers State University Revenue:
   600,000 AA          Refunding , Series A, 6.400% due 5/1/13                    701,250
 1,905,000 AA          Series U, 5.000% due 5/1/21                              1,878,806
-----------------------------------------------------------------------------------------
                                                                               20,713,303
-----------------------------------------------------------------------------------------
General Obligation -- 7.2%
 2,040,000 AAA       Atlantic City, GO, FSA-Insured, 5.000% due 12/15/15        2,080,800
   200,000 AAA       Hudson County GO, FGIC-Insured, 6.550% due 7/1/10            235,750
   500,000 AAA       Jersey City GO, Series 1991B, FSA-Insured,
                      8.400% due 5/15/06                                          606,875
                     Lafayette Yard, Community Development, Hotel and
                      Conference Center Project, Trenton, GO, MBIA-Insured:
   500,000 Aaa*         5.625% due 4/1/21                                         522,500
 2,100,000 Aaa*         5.800% due 4/1/35                                       2,220,750
   650,000 AAA       Lakewood Township School District, GO, Series 92,
                      AMBAC-Insured, 6.250% due 2/15/11                           752,375
 2,500,000 AAA       Middletown Township Board of Education, GO,
                      FSA-Insured, 5.000% due 8/1/27                            2,475,000


                      See Notes to Financial Statements.


    11 Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT   RATING(a)                       SECURITY                           VALUE
---------------------------------------------------------------------------------------
General Obligation -- 7.2% (continued)
                     Morris Township, GO:
$  550,000 Aa1*        6.550% due 7/1/09                                   $    643,500
   550,000 Aa1*        6.550% due 7/1/10                                        649,687
   500,000 Aa1*        6.550% due 7/1/11                                        594,375
 1,500,000 AAA       North Bergen Township, GO, FSA-Insured,
                      8.000% due 8/15/07                                      1,841,250
   500,000 AAA       South Amboy GO, MBIA-Insured, 6.375% due 12/1/10           530,000
   854,000 AAA       Weehawken Township GO, FSA-Insured,
                      6.350% due 7/1/07                                         876,264
                     West Windsor/Plainsboro GO, Regional School District:
   180,000 AA          6.750% due 4/1/06                                        204,300
   490,000 AA          6.750% due 4/1/07                                        564,112
   435,000 AA          6.800% due 4/1/08                                        508,406
   170,000 AA          6.800% due 4/1/09                                        201,025
---------------------------------------------------------------------------------------
                                                                             15,506,969
---------------------------------------------------------------------------------------
Hospitals -- 17.8%
                     Camden County Improvement Authority Revenue:
 3,775,000 B1*         Health Care Redevelopment Project, Cooper Health,
                        5.875% due 2/15/15                                    2,784,062
 1,000,000 AAA         Health Systems, Catholic Health East, Series B,
                        AMBAC-Insured, 5.000% due 11/15/18                    1,003,750
 2,500,000 AAA       New Jersey EDA, Nursing Home Revenue, RWJ Health
                      Care Corp., FSA-Insured, 6.500% due 7/1/24              2,678,125
                     New Jersey Health Care Facilities Financing Authority
                      Revenue:
 1,715,000 Aaa*         Bayonne Hospital Obligation Group, FSA-Insured,
                         4.750% due 7/1/27                                    1,609,956
   200,000 AAA          Burdett Tomlin Memorial Hospital, Series D,
                         FGIC-Insured, Unrefunded Balance,
                         6.500 due 7/1/12                                       205,262
                        Columbus Hospital, Series A:
   250,000 B             7.200% due 7/1/01                                      250,605
 1,000,000 B             7.500% due 7/1/21                                      882,500
 2,300,000 Baa2*     Deborah Heart & Lung Center, 6.300% due 7/1/23           2,236,750
   750,000 BBB-      East Orange General Hospital, Series B,
                      7.750% due 7/1/20                                         715,312
                     Pascack Valley Hospital Association:
 2,000,000 BBB-        5.125% due 7/1/18                                      1,485,000
 5,000,000 BBB-        5.125% due 7/1/28                                      3,425,000
 3,700,000 NR        Raritan Bay Medical Center, 7.250% due 7/1/27            3,385,500
                     Robert Wood Johnson University Hospital:
 6,500,000 A+          5.700% due 7/1/20                                      6,630,000
 3,000,000 A+          5.750% due 7/1/31                                      3,101,250
 2,000,000 Baa1*     Southern Ocean County Hospital, Series A,
                      6.250% due 7/1/23                                       1,970,000


                      See Notes to Financial Statements.


    12 Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT   RATING(a)                       SECURITY                           VALUE
---------------------------------------------------------------------------------------
Hospitals -- 17.8% (continued)
$2,000,000 BBB-      St. Elizabeth's Hospital, 6.000% due 7/1/14           $  1,845,000
 2,600,000 Baa1*     St. Mary Hospital, 5.875% due 7/1/12                     2,821,000
 1,500,000 AAA       University of Medicine & Dentistry, Series A,
                      MBIA-Insured, 5.000% due 9/1/22                         1,481,250
---------------------------------------------------------------------------------------
                                                                             38,510,322
---------------------------------------------------------------------------------------
Housing: Multi-Family -- 1.9%
 1,500,000 AAA       Newark Housing Financing Corp., Mortgage Revenue,
                      Refunding, Manor Apartments, Series A, FHA-Insured,
                      7.500% due 2/15/24                                      1,601,250
 2,550,000 AAA       New Jersey State Housing & Mortgage Finance Agency,
                      Multi-Family Housing Revenue, Presidential Plaza,
                      Series 1, FHA-Insured, 7.000% due 5/1/30                2,630,784
---------------------------------------------------------------------------------------
                                                                              4,232,034
---------------------------------------------------------------------------------------
Housing: Single-Family -- 1.3%
 2,250,000 AAA       New Jersey State Housing & Mortgage Finance Agency
                      Revenue, Home Buyer, Series Z, MBIA-Insured,
                      5.700% due 10/1/17                                      2,348,438
   380,000 AAA       Virgin Islands HFA, Single-Family Mortgage Revenue,
                      Series A, GNMA-Collateralized, 6.500% due 3/1/25 (b)      397,100
---------------------------------------------------------------------------------------
                                                                              2,745,538
---------------------------------------------------------------------------------------
Industrial Development -- 12.0%
   650,000 BBB+      Essex County Improvement Authority, Lease Revenue,
                      6.600% due 4/1/14                                         718,250
                     New Jersey EDA, EDR:
   895,000 NR          Series L, 7.100% due 12/1/11 (b)                         924,508
   930,000 NR          Zirbser-Greenbriar Inc., Series A,
                        7.375% due 7/15/03                                      953,250
 1,500,000 BB+       New Jersey EDA, Electric Energy Facility Revenue,
                      Vineland Cogeneration LP Project,
                      7.875% due 6/1/19 (b)                                   1,552,500
 1,000,000 AAA       New Jersey EDA, Natural Gas Facilities Revenue, NUI
                      Corp., Series A, AMBAC-Insured,
                      6.350% due 10/1/22                                      1,073,750
                     New Jersey EDA, Revenue:
                       Cadbury Corp. Project, Series A, ACA-Insured:
   750,000 A            5.500% due 7/1/18                                       732,188
 1,250,000 A            5.500% due 7/1/28                                     1,182,813
                       First Mortgage, Fellowship Village, Series A:
 2,000,000 BBB-         5.500% due 1/1/18                                     1,642,500
 2,500,000 BBB-         5.500% due 1/1/25                                     1,953,125
                       Harrogate Inc., Series A:
 2,000,000 BBB          5.750% due 12/1/16                                    1,935,000
 1,500,000 BBB          5.875% due 12/1/26                                    1,295,625


                      See Notes to Financial Statements.


    13 Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT   RATING(a)                         SECURITY                            VALUE
------------------------------------------------------------------------------------------
Industrial Development -- 12.0% (continued)
$1,000,000 A+          Morris Hall/St. Lawrence Project, Series A, LOC
                        CoreStates First Bank, 6.250% due 4/1/25              $  1,051,250
   970,000 Aa3*        Series A-3, (Pre-Refunded -- Escrowed with U.S.
                        government securities to 12/1/02 Call @ 101.50),
                        6.550% due 12/1/07 (b)(c)                                1,003,950
 3,250,000 NR          Sr. Mortgage, Arbor Glen, Series A,
                        6.000% due 5/15/28                                       2,514,688
 1,000,000 AAA       New Jersey EDA, State Contract, Economic Recovery
                      Revenue, Series A, FSA-Insured, 6.000% due 3/15/21         1,040,000
 5,000,000 Aaa*      New Jersey EDA, State Lease Revenue, Bergen County
                      Administration Complex, MBIA-Insured,
                      4.750% due 11/15/26                                        4,706,250
 1,500,000 BBB+      New Jersey EDA, Terminal Revenue, GATX Terminal Corp.,
                      Series 1994, 7.300% due 9/1/19                             1,597,500
------------------------------------------------------------------------------------------
                                                                                25,877,147
------------------------------------------------------------------------------------------
Life Care -- 4.7%
                     New Jersey EDA, EDR:
   805,000 Aaa*        Eagle Rock Convalescent, Inc., GNMA-Collateralized,
                        7.375% due 12/20/06                                        824,940
 5,250,000 BBB-        Refunding United Methodist Homes,
                        5.125% due 7/1/25                                        3,878,438
                     New Jersey EDA Revenue, First Mortgage, Keswick Pines:
 2,885,000 NR          5.700% due 1/1/18                                         2,416,188
 2,800,000 NR          5.750% due 1/1/24                                         2,264,500
   715,000 AAA       New Jersey Health Care Facilities Financing Authority
                      Revenue, Spectrum for Living, Series B, FHA-Insured,
                      6.500% due 2/1/22                                            740,919
------------------------------------------------------------------------------------------
                                                                                10,124,985
------------------------------------------------------------------------------------------
Miscellaneous -- 15.2%
   615,000 A         Atlantic City COP, Series 1991, 8.875% due 1/15/13            829,481
 2,500,000 AAA       Atlantic County COP, Public Facilities Lease Agreements,
                      FGIC-Insured, 7.400% due 3/1/09                            3,040,625
 5,000,000 AAA       Casino Reinvestment Development Authority Parking Fee
                      Revenue, Series A, FSA-Insured, 5.250% due 10/1/16         5,131,250
 3,120,000 AAA       Essex County Improvement Authority Revenue,
                      MBIA/FHA-Insured, 5.900% due 1/1/25                        3,334,500
   240,000 A+        Hudson County Improvement Authority, (Essential
                      Purpose Pooled Governmental Loan Project),
                      Series 1986, Remarketed 11/1/90, 7.600% due 8/1/25           245,400
 1,500,000 AAA       Middlesex County COP, MBIA-Insured,
                      5.000% due 2/15/19                                         1,496,250


                      See Notes to Financial Statements.


    14 Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT   RATING(a)                        SECURITY                            VALUE
-----------------------------------------------------------------------------------------
Miscellaneous -- 15.2% (continued)
$1,525,000 AAA       Monmouth County Improvement Authority Revenue,
                      Governmental Loan, AMBAC-Insured,
                      5.750% due 12/1/19                                     $  1,631,750
 1,000,000 Aaa*      Morristown Parking Authority, Guaranteed Revenue,
                      FSA-Insured, 5.150% due 8/1/25                            1,001,250
 1,750,000 AAA       New Brunswick Housing Authority, Lease Revenue,
                      Rutgers University, FGIC-Insured, 4.750% due 7/1/18       1,710,625
 1,000,000 AAA       New Brunswick Parking Authority Revenue, Series A,
                      FGIC-Insured, 6.500% due 9/1/19                           1,046,250
 1,000,000 AAA       New Jersey Building Authority, State Building Revenue,
                      MBIA-Insured, 5.000% due 6/15/18                          1,002,500
                     New Jersey EDA:
   480,000 BBB+        EDR, National Association of Accountants,
                        7.650% due 7/1/09                                         490,987
                       Municipal Loan Pool, FSA-Insured:
   765,000 Aaa*         5.125% due 11/15/14                                       792,731
 1,200,000 Aaa*         5.400% due 11/15/20                                     1,236,000
 1,020,000 NR        Station Plaza Park and Ride LP Project,
                      6.625% due 7/1/03 (b)                                     1,032,750
 4,000,000 BB        Special Facilities Revenue, Continental Airlines Inc.
                      Project, 7.000% due 11/15/30                              4,095,000
   930,000 NR        Waste Paper Recycling Revenue, (Marcal Paper Mills Inc.
                      Project), 8.500% due 2/1/10 (b)                           1,027,650
 3,000,000 AAA       New Jersey Sports and Exposition Authority, Monmouth
                      Park, Series A, (Pre-Refunded -- Escrowed with U.S.
                      government securities to 1/1/05 Call @ 102),
                      8.000% due 1/1/25                                         3,506,250
   200,000 VMIG 1*   Sevier County, TN, Public Building Authority IV, Local
                      Government Public Improvement, Series B-13,
                      FSA-Insured, 3.900% due 6/1/07 (d)                          200,000
-----------------------------------------------------------------------------------------
                                                                               32,851,249
-----------------------------------------------------------------------------------------
Polution Control -- 2.4%
                     Middlesex County Pollution Control Authority, Financing
                      Revenue, Amerada Hess Corp.:
 1,000,000 NR           7.875% due 6/1/22                                       1,076,250
 2,000,000 NR           6.875% due 12/1/22                                      2,057,500
 1,915,000 NR        New Jersey EDA Revenue, Sewer Facilities, Atlantic City
                      Sewer Co., 7.250% due 12/1/11 (b)                         1,984,917
-----------------------------------------------------------------------------------------
                                                                                5,118,667
-----------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    15 Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT   RATING(a)                           SECURITY                              VALUE
----------------------------------------------------------------------------------------------
Solid Waste -- 2.7%
$1,950,000 BB++      Atlantic County Utilities Authority, Solid Waste Revenue,
                      7.125% due 3/1/16                                           $  1,925,625
 2,500,000 Aa2*      Mercer County, Improvement Authority, County
                      Guaranteed Solid Waste Revenue,
                      5.750% due 9/15/16                                             2,690,625
 1,250,000 Aa3*      New Jersey EDA, Solid Waste Revenue Disposal Facility,
                      Garden State Paper Co., LOC Toronto Dominion Bank,
                      7.125% due 4/1/22                                              1,287,763
----------------------------------------------------------------------------------------------
                                                                                     5,904,013
----------------------------------------------------------------------------------------------
Transportation -- 17.1%
 2,000,000 AAA       Delaware River & Bay Authority, Development Revenue,
                      Series A, AMBAC-Insured, 5.750% due 1/1/29                     2,112,500
   800,000 Baa1*     Essex County Improvement Authority, Airport Project
                      Revenue, 6.800% due 11/1/21 (b)                                  812,880
 1,000,000 Baa1*     New Jersey EDA, EDR, (American Airlines Inc. Project),
                      7.100% due 11/1/31 (b)                                         1,029,240
 6,000,000 AAA       New Jersey EDA, Transportation Project, Sublease,
                      Series A, FSA-Insured, 5.250% due 5/1/17                       6,165,000
 3,000,000 AA-       New Jersey State Highway Authority Garden State
                      Parkway, General Revenue, Series Parkway,
                      5.625% due 1/1/30                                              3,150,000
 6,030,000 AA        New Jersey State Transportation Trust Fund Authority,
                      Transportation System, Series A, 5.000% due 6/15/17            6,082,763
   600,000 A-1       New Jersey Transit, Municipal Securities Trust Certificates,
                      Series 2000-99, AMBAC-Insured,
                      3.850% due 4/1/04 (d)                                            600,000
                     Port Authority of New York & New Jersey, Special
                      Obligation Revenue:
 3,500,000 NR           5th Installment, 6.750% due 10/1/19 (b)                      3,640,000
 2,000,000 AAA          96th Series, FGIC-Insured, 6.600% due 10/1/23 (b)            2,135,000
 4,500,000 AA-          Revenue Bond, 123rd Series, 5.000% due 7/12/31               4,415,625
                        Versatile Structure Obligation Revenue:
   200,000 A-1+          Series 3, 3.700% due 6/1/20 (d)                               200,000
   100,000 A-1+          Series 5, 3.700% due 8/1/24 (d)                               100,000
 6,385,000 AAA       South Jersey Transportation Authority, Transportation
                      System Revenue, AMBAC-Insured, 5.125% due 11/1/22              6,424,906
----------------------------------------------------------------------------------------------
                                                                                    36,867,914
----------------------------------------------------------------------------------------------
Utilities -- 6.6%
   700,000 Baa1*     Beachwood Sewer Authority Revenue, Jr. Lien,
                      6.500% due 12/1/12                                               732,375
 1,000,000 AAA       Camden County Municipal Utilities Authority, Sewer
                      Revenue, FGIC-Insured, 5.250% due 7/15/17                      1,023,750
 1,000,000 AAA       Deptford Township Municipal Utilities Authority Revenue,
                      GO, AMBAC-Insured, 5.500% due 2/1/23                           1,033,750


                      See Notes to Financial Statements.


    16 Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT   RATING(a)                        SECURITY                           VALUE
----------------------------------------------------------------------------------------
Utilities -- 6.6% (continued)
$2,500,000 AAA       Hamilton Township, Atlantic County Municipal Utilities
                      Authority, FGIC-Insured, 5.000% due 8/15/17           $  2,515,625
 1,385,000 AAA       Kearny Municipal Utilities Authority Revenue,
                      FGIC-Insured, 7.300% due 11/15/18                        1,724,325
 2,725,000 AAA       Middlesex County Improvement Authority, Utilities
                      System Revenue, Perth Amboy Franchise Project,
                      Series A, AMBAC-Insured, 5.000% due 9/1/29               2,667,094
 1,000,000 AAA       Middlesex County Utilities Authority, Sewer Revenue,
                      Series A, MBIA-Insured, 6.250% due 8/15/10               1,132,500
 1,000,000 AAA       New Jersey EDA, Natural Gas Facilities Revenue,
                      (New Jersey Natural Gas Co. Project), Series A,
                      AMBAC-Insured, 6.250% due 8/1/24                         1,068,750
   750,000 AAA       Old Bridge Township Municipal Utilities Authority
                      Revenue, FGIC-Insured, 6.400% due 11/1/09                  795,000
   600,000 A-1+      Schuylkill County, PA IDA, Recovery Revenue,
                      Northeastern Power Company, Series A,
                      3.700% due 12/1/22 (d)                                     600,000
 1,000,000 AAA       Southeast Morris County Municipal Utilities Authority,
                      Water Revenue, Series A, FGIC-Insured,
                      6.500% due 1/1/11                                        1,026,280
----------------------------------------------------------------------------------------
                                                                              14,319,449
----------------------------------------------------------------------------------------
Water and Sewer -- 1.5%
   200,000 A-1+      New York City Municipal Water Authority, Water and
                      Sewer Systems Revenue, Series G, FGIC-Insured,
                      3.750% due 6/15/24 (d)                                     200,000
                     New Jersey EDA Water Facilities Revenue, (American
                      Water Co. Inc. Project):
 1,000,000 NR           7.400% due 11/1/01 (b)                                 1,009,590
 2,000,000 AAA          Series B, FGIC-Insured, 5.375% due 5/1/32              2,027,500
----------------------------------------------------------------------------------------
                                                                               3,237,090
----------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $214,573,509**)                               $216,008,680
----------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), or a dagger (+), which are rated by Moody's Investors Service, Inc. and Fitch IBCA, Duff & Phelps, respectively.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(d) Variable rate obligation payable at par on demand at anytime on no more than seven days notice.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 18 and 19 for definitions of bond ratings and certain security descriptions.


                      See Notes to Financial Statements.


    17 Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Bond Ratings (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA  -- Bonds rated "AAA" have the highest rating
        assigned by Standard & Poor's. Capacity to pay
        interest and repay principal is extremely
        strong.
AA   -- Bonds rated "AA" have a very strong capacity to
        pay interest and repay principal and differ
        from the highest rated issue only in a small
        degree.
A    -- Bonds rated "A" have a strong capacity to pay
        interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB
and B-- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa  -- Bonds that are rated "Aaa" are judged to be of
        the best quality. They carry the smallest
        degree of investment risk and are generally
        referred to as "gilt edge". Interest payments
        are protected by a large or by an exceptionally
        stable margin and principal is secure. While
        the various protective elements are likely to
        change, such changes as can be visualized are
        most unlikely to impair the fundamentally
        strong position of such issues.
Aa   -- Bonds that are rated "Aa" are judged to be of
        high quality by all standards. Together with
        the Aaa group they comprise what are generally
        known as high grade bonds. They are rated lower
        than the best bonds because margins of
        protection may not be as large in Aaa
        securities or fluctuation of protective
        elements may be of greater amplitude or there
        may be other elements present which make the
        long-term risks appear somewhat larger than in
        Aaa securities.
A    -- Bonds that are rated "A" possess many favorable
        investment attributes and are to be considered
        as upper medium grade obligations. Factors
        giving security to principal and interest are
        considered adequate but elements may be present
        which suggest a susceptibility to impairment
        some time in the future.
Baa  -- Bonds that are rated "Baa" are considered as
        medium grade obligations, i.e., they are
        neither highly protected nor poorly secured.
        Interest payments and principal security appear
        adequate for the present but certain protective
        elements may be lacking or may be
        characteristically unreliable over any great
        length of time. Such bonds lack outstanding
        investment characteristics and in fact have
        speculative characteristics as well.
Ba   -- Bonds that are rated "Ba" are judged to have
        speculative elements; their future cannot be
        considered as well assured. Often the
        protection of interest and principal payments
        may be very moderate thereby not well
        safeguarded during both good and bad times over
        the future. Uncertainty of position
        characterizes bonds in this class.
B    -- Bonds that are rated "B" generally lack
        characteristics of desirable investments.
        Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


  18    Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

Fitch IBCA, Duff & Phelps ("Fitch") -- Rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

AAA    --Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.
BBB    --Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate.
         Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.
BB     --Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.
NR     --Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

 Short-Term Security Ratings (unaudited)

SP-1   --Standard & Poor's highest rating indicating very strong or strong capacity to pay prin-
         cipal and interest; those issues determined to possess overwhelming safety character-
         istics are denoted with a plus (+) sign.
A-1    --Standard & Poor's highest commercial paper and variable-rate demand obligation
         (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 --Moody's highest rating for issues having a demand feature -- VRDO.
P-1    --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 Security Descriptions (unaudited)


ABAG   --Association of Bay Area
         Governments
ACA    --American Credit Association
AIG    --American International Guaranty
AMBAC  --American Municipal Bond
         Assurance Corporation
BIG    --Bond Investors Guaranty
CGIC   --Capital Guaranty Insurance
         Company
COP    --Certificate of Participation
EDA    --Economic Development
         Authority
EDR    --Economic Development
         Revenue
FAIRS  --Floating Adjustable Interest Rate
         Securities
FGIC   --Financial Guaranty Insurance
         Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage
         Corporation
FNMA   --Federal National Mortgage
         Association
FSA    --Financing Security Assurance
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage
         Association
GO     --General Obligation Bonds
HFA    --Housing Finance Authority
IDA    --Industrial Development
         Authority
IDB    --Industrial Development Board
IDR    --Industrial Development Revenue
INFLOS --Inverse Floaters
LOC    --Letter of Credit
MBIA   --Municipal Bond Investors
         Assurance Corporation
MVRICS --Municipal Variable Rate Inverse
         Coupon Security
PCR    --Pollution Control Revenue
RIBS   --Residual Interest Bonds
VA     --Veterans Administration
VRDD   --Variable Rate Daily Demand
VRWE   --Variable Rate Wednesday
         Demand


  19    Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities                             March 31, 2001



ASSETS:
  Investments, at value (Cost -- $214,573,509)                          $216,008,680
  Cash                                                                       151,852
  Interest receivable                                                      3,635,565
  Receivable for Fund shares sold                                            391,650
-------------------------------------------------------------------------------------
  Total Assets                                                           220,187,747
-------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                         3,579,444
  Dividends payable                                                          408,461
  Payable for Fund shares purchased                                          110,773
  Investment advisory fee payable                                             52,708
  Administration fee payable                                                  38,707
  Distribution fee payable                                                    27,801
  Accrued expenses                                                            86,794
-------------------------------------------------------------------------------------
  Total Liabilities                                                        4,304,688
-------------------------------------------------------------------------------------
Total Net Assets                                                        $215,883,059
-------------------------------------------------------------------------------------
NET ASSETS
      Par value of capital shares                                       $     17,345
      Capital paid in excess of par value                                220,079,955
      Undistributed net investment income                                    188,484
      Accumulated net realized loss from security transactions            (5,837,896)
      Net unrealized appreciation of investments                           1,435,171
-------------------------------------------------------------------------------------
Total Net Assets                                                        $215,883,059
-------------------------------------------------------------------------------------
Shares Outstanding:
      Class A                                                             12,240,643
      Class B                                                              4,056,145
      Class L                                                              1,047,752
Net Asset Value:
      Class A (and redemption price)                                          $12.45
      Class B *                                                               $12.45
      Class L **                                                              $12.44
Maximum Public Offering Price Per Share:
      Class A (net asset value plus 4.17% of net asset value per share)       $12.97
      Class L (net asset value plus 1.01% of net asset value per share)       $12.57
-------------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


    20 Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Statement of Operations                      For the Year Ended March 31, 2001



INVESTMENT INCOME:
  Interest                                                              $12,301,052
------------------------------------------------------------------------------------
EXPENSES:
  Distribution fee (Note 4)                                                 617,858
  Investment advisory fee (Note 4)                                          604,870
  Administration fee (Note 4)                                               403,247
  Shareholder and system servicing fees                                      83,317
  Audit and legal                                                            44,317
  Shareholder communications                                                 36,616
  Registration fees                                                          25,217
  Pricing service fees                                                       17,495
  Directors' fees                                                            11,572
  Custody                                                                     9,066
  Other                                                                       8,730
------------------------------------------------------------------------------------
  Total Expenses                                                          1,862,305
------------------------------------------------------------------------------------
Net Investment Income                                                    10,438,747
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 5):
 Realized Loss From Security Transactions
 (excluding short-term securities):
   Proceeds from sales                                                   36,671,852
   Cost of securities sold                                               38,357,508
------------------------------------------------------------------------------------
  Net Realized Loss                                                      (1,685,656)
------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
   Beginning of year                                                     (8,625,915)
   End of year                                                            1,435,171
------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                10,061,086
------------------------------------------------------------------------------------
Net Gain on Investments                                                   8,375,430
------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                  $18,814,177
------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    21 Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Statements of Changes in Net Assets              For the Years Ended March 31,



                                                                      2001          2000
---------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $ 10,438,747  $ 11,391,496
  Net realized loss                                                 (1,685,656)   (4,145,394)
  Increase (decrease) in net unrealized appreciation                10,061,086   (18,554,761)
---------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                 18,814,177   (11,308,659)
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                            (10,633,538)  (11,004,883)
  Net realized gains                                                        --    (1,749,720)
---------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                   (10,633,538)  (12,754,603)
---------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                                  38,675,995    33,842,730
  Net asset value of shares issued for reinvestment of dividends     6,003,061     7,394,209
  Cost of shares reacquired                                        (36,936,105)  (65,236,571)
---------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
   From Fund Share Transactions                                      7,742,951   (23,999,632)
---------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                   15,923,590   (48,062,894)
NET ASSETS:
  Beginning of year                                                199,959,469   248,022,363
---------------------------------------------------------------------------------------------
  End of year*                                                    $215,883,059  $199,959,469
---------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                    $188,484      $383,275
---------------------------------------------------------------------------------------------



                      See Notes to Financial Statements.


    22 Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Notes to Financial Statements


1. Significant Accounting Policies

Smith Barney New Jersey Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for finan-


  23    Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders
cial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount. Upon adoption, the Fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Fund. At this time, the Fund has not completed its analysis of the impact of this accounting change.

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within New Jersey, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting New Jersey.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly.


  24    Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended March 31, 2001, the Fund paid transfer agent fees of $59,003 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2001, SSB and CFBDS received sales charges of $222,000 and $33,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

      Class A Class B Class L
-----------------------------
CDSCs  $1,000 $43,000  $2,000
-----------------------------


  25    Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares, calculated at the annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets for each class, respectively. For the year ended March 31, 2001, total Distribution Plan fees incurred were:

                       Class A  Class B  Class L
------------------------------------------------
Distribution Plan Fees $209,241 $341,798 $66,819
------------------------------------------------

All officers and one Director of the Fund are employees of SSB.

5. Investments

During the year ended March 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases $46,398,426
---------------------
Sales      36,671,852
---------------------

At March 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation $ 9,160,810
Gross unrealized depreciation  (7,725,639)
------------------------------------------
Net unrealized appreciation   $ 1,435,171
------------------------------------------

6. Capital Loss Carryforward

At March 31, 2001, the Fund had, for Federal income tax purposes, approximately $4,497,000 of unused capital loss carryforwards, which are available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                        2008       2009
------------------------------------------
Carryforward amounts $1,315,000 $3,182,000
------------------------------------------


  26    Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

7. Capital Shares

At March 31, 2001, the Fund had 100 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At March 31, 2001, total paid-in capital amounted to the following for each class:

                        Class A      Class B     Class L
----------------------------------------------------------
Total Paid-in Capital $151,453,404 $54,956,911 $13,686,985
----------------------------------------------------------

Transactions in shares of each class were as follows:

                                     Year Ended                Year Ended
                                   March 31, 2001            March 31, 2000
                              ------------------------- -------------------------
                                Shares       Amount       Shares       Amount
---------------------------------------------------------------------------------
Class A
Shares sold                    2,169,922  $ 26,429,035   1,907,027  $ 23,527,964
Shares issued on reinvestment    344,335     4,169,675     405,630     4,989,583
Shares reacquired             (1,671,947)  (20,246,680) (3,701,369)  (45,420,891)
---------------------------------------------------------------------------------
Net Increase (Decrease)          842,310  $ 10,352,030  (1,388,712) $(16,903,344)
---------------------------------------------------------------------------------
Class B
Shares sold                      572,344  $  6,981,829     577,215  $  7,166,572
Shares issued on reinvestment    125,321     1,514,982     167,342     2,056,689
Shares reacquired             (1,251,254)  (15,204,343) (1,367,865)  (16,785,900)
---------------------------------------------------------------------------------
Net Decrease                    (553,589) $ (6,707,532)   (623,308) $ (7,562,639)
---------------------------------------------------------------------------------
Class L
Shares sold                      429,815  $  5,265,131     248,648  $  3,148,194
Shares issued on reinvestment     26,257       318,404      28,338       347,937
Shares reacquired               (123,261)   (1,485,082)   (248,369)   (3,029,780)
---------------------------------------------------------------------------------
Net Increase                     332,811  $  4,098,453      28,617  $    466,351
---------------------------------------------------------------------------------


  27    Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Financial Highlights



For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares                             2001/(1)/ 2000/(1)/ 1999/(1)/  1998    1997
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $11.96   $13.26     $13.44   $12.92  $12.88
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.65     0.65       0.66     0.70    0.70
  Net realized and unrealized gain (loss)     0.50    (1.21)      0.05     0.59    0.02
----------------------------------------------------------------------------------------
Total Income (Loss ) From Operations          1.15    (0.56)      0.71     1.29    0.72
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.66)   (0.64)     (0.66)   (0.71)  (0.68)
  Net realized gains                            --    (0.10)     (0.23)   (0.06)     --
----------------------------------------------------------------------------------------
Total Distributions                          (0.66)   (0.74)     (0.89)   (0.77)  (0.68)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                $12.45   $11.96     $13.26   $13.44  $12.92
----------------------------------------------------------------------------------------
Total Return                                  9.92%   (4.28)%     5.41%   10.20%   5.74%
----------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $152     $136       $170     $158    $148
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.76%    0.74%      0.75%    0.75%   0.76%
  Net investment income                       5.34     5.26       4.89     5.22    5.44
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                         18%      21%        52%      55%     36%
----------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.



  28    Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class B Shares                             2001/(1)/ 2000/(1)/ 1999/(1)/   1998     1997
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $11.95    $13.25    $13.44    $12.92   $12.88
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.58      0.59      0.59      0.63     0.64
  Net realized and unrealized gain (loss)     0.51     (1.22)     0.04      0.59     0.02
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           1.09     (0.63)     0.63      1.22     0.66
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.59)    (0.57)    (0.59)    (0.64)   (0.62)
  Net realized gains                            --     (0.10)    (0.23)    (0.06)      --
------------------------------------------------------------------------------------------
Total Distributions                          (0.59)    (0.67)    (0.82)    (0.70)   (0.62)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $12.45    $11.95    $13.25    $13.44   $12.92
------------------------------------------------------------------------------------------
Total Return                                  9.38%    (4.82)%    4.80%     9.66%    5.23%
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $50,491   $55,108   $69,350   $65,773  $62,249
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.29%     1.26%     1.28%     1.27%    1.28%
  Net investment income                       4.82      4.74      4.37      4.70     4.92
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         18%       21%       52%       55%      36%
------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


  29    Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class L Shares                             2001/(1)/ 2000/(1)/ 1999/(1)(2)/  1998    1997
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $11.95   $13.25        $13.43   $12.92  $12.88
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.57     0.59          0.58     0.61    0.63
  Net realized and unrealized gain (loss)     0.50    (1.23)         0.05     0.59    0.02
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           1.07    (0.64)         0.63     1.20    0.65
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.58)   (0.56)        (0.58)   (0.63)  (0.61)
  Net realized gains                            --    (0.10)        (0.23)   (0.06)     --
-------------------------------------------------------------------------------------------
Total Distributions                          (0.58)   (0.66)        (0.81)   (0.69)  (0.61)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $12.44   $11.95        $13.25   $13.43  $12.92
-------------------------------------------------------------------------------------------
Total Return                                  9.24%   (4.86)%        4.78%    9.50%   5.17%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $13,038   $8,544        $9,093   $6,153  $4,861
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.33%    1.32%         1.32%    1.39%   1.32%
  Net investment income                       4.76     4.70          4.32     4.58    4.88
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         18%      21%           52%      55%     36%
-------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.


  30    Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Independent Auditors' Report

The Shareholders and Board of Directors of
Smith Barney New Jersey Municipals Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney New Jersey Municipals Fund Inc. ("Fund") as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                               /s/ KPMG LLP

New York, New York
May 8, 2001


  31    Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Tax Information (unaudited)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended March 31, 2001:

   . 100.00% of the dividends paid by the fund from net investment income as tax exempt for regular Federal income tax purposes.


  32    Smith Barney New Jersey Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

                                  SMITH BARNEY
                                   NEW JERSEY
                              MUNICIPALS FUND INC.



DIRECTORS                  INVESTMENT ADVISER
Herbert Barg               AND ADMINISTRATOR
Alfred J. Bianchetti       Smith Barney Fund
Martin Brody               Management LLC
Dwight B. Crane
Burt Dorsett               DISTRIBUTOR
Elliot Jaffe               Salomon Smith Barney Inc.
Stephen E. Kaufman
Joseph J. McCann           CUSTODIAN
Heath B. McLendon,         PFPC Trust Company
Chairman
Cornelius Rose             TRANSFER AGENT
James J. Crisona, Emeritus Citi Fiduciary Trust Company
                           125 Broad Street, 11th Floor
OFFICERS                   New York, New York 10004
Heath B. McLendon
President and              SUB-TRANSFER AGENT
Chief Executive Officer    PFPC Global Fund Services
                           P.O. Box 9699
Lewis E. Daidone           Providence, Rhode Island
Senior Vice President      02940-9699
and Treasurer

Joseph P. Deane
Vice President
and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

  Smith Barney New Jersey Municipals Fund Inc.



  This report is submitted for the general information of the shareholders of Smith Barney New Jersey Municipals Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information. If used as sales material after June 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.
  Smith Barney Mutual Funds
  7 World Trade Center
  New York, New York 10048

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds




          SalomonSmithBarney

----------------------------

A member of citigroup [LOGO]





 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0370 5/01